[L.P. MARTIN & COMPANY LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated November 21, 1995, with respect to the statement of rental operations of Hunters Ridge at Walden Lake Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.






/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated December 7, 1995, with respect to the statement of rental operations of Andover Place Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.







/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated December 6, 1995, with respect to the statement of rental operations of Mallards of Wedgewood Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.




/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated December 5, 1995 with respect to the statement of rental operations of Marble Hill Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.







/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996